EXHIBIT 10.1



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Purchaser,

                           GMAC MORTGAGE CORPORATION,

                             as Seller and Servicer,

                    WALNUT GROVE MORTGAGE LOAN TRUST 2001-A,

                                   as Seller,

                         GMACM HOME LOAN TRUST 2001-CL1,

                                   as Issuer,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,

                              as Indenture Trustee




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                          HOME LOAN PURCHASE AGREEMENT
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                          Dated as of November 29, 2001



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        This  Home  Loan  Purchase  Agreement  (the  "Agreement"),  dated  as of
November 29, 2001, is made among GMAC Mortgage Corporation, as seller ("GMACM") and as servicer (in such capacity, the "Servicer"), Walnut Grove Mortgage Loan Trust 2001-A, as seller ("WG Trust" and, together with GMACM, each a "Seller" and collectively, the "Sellers"), Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), GMACM Home Loan Trust 2001-CL1, as issuer (the "Issuer"), and Bank One, National Association, as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        WHEREAS, GMACM, in the ordinary course of its business acquires and originates home equity loans and acquired or originated all of the home equity loans listed on the Home Loan Schedule attached as Exhibit 1 hereto (the "Initial Home Loans");

        WHEREAS, GMACM sold a portion of the Initial Home Loans (the "WG Trust Initial Home Loans") and intends to sell a portion of the Subsequent Home Loans to be sold by WG Trust hereunder, to Walnut Grove Funding, Inc. ("Walnut Grove"), pursuant to a Mortgage Loan Purchase Agreement (the "Walnut Grove Purchase Agreement"), dated as of May 1, 2001, as amended, among Walnut Grove, as purchaser, GMACM, as seller, WG Trust, as Issuer and Bank One, National Association, as trustee (each date of sale, a "Prior Transfer Date");

        WHEREAS, Walnut Grove sold the WG Trust Initial Home Loans to WG Trust pursuant to a Trust Agreement, dated as of May 1, 2001, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

        WHEREAS, GMACM owns the Cut-Off Date Principal Balances and the Related Documents for the portion of Initial Home Loans identified on the Home Loan Schedule -A attached as Exhibit 1-A hereto (the "GMACM Initial Home Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the GMACM Initial Home Loans;

        WHEREAS, WG Trust owns the Cut-Off Date Principal Balances and the Related Documents for the WG Trust Initial Home Loans identified on the Home Loan Schedule -B attached as Exhibit 1-B hereto, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the WG Trust Initial Home Loans;

        WHEREAS, the parties hereto desire that: (i) GMACM sell the Cut-Off Date Principal Balances of the GMACM Initial Home Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, (ii) WG Trust sell the Cut-Off Date Principal Balances of the WG Trust Initial Home Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, (iii) the Sellers may sell Subsequent Home Loans to the Issuer on one or more Subsequent Transfer Dates pursuant to the terms of the related Subsequent Transfer Agreement, and
(iv) the related Seller and GMACM make certain representations and warranties on the Closing Date and on each Subsequent Transfer Date;

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        WHEREAS,  pursuant to the Trust  Agreement,  the Purchaser will sell the
Initial Home Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

     WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Home Loans;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

     WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;

        NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of November 29, 2001 (the "Indenture"), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2 Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

        The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; "or" shall include "and/or"; and the terms not otherwise defined herein and defined in the UCC have the meanings ascribed thereto in the UCC.

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        The  definitions  contained  in this  Agreement  are  applicable  to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                    SALE OF HOME LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Initial Home Loans.

(a) GMACM, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the GMACM Initial Home Loans (including the Cut-Off Date Principal Balances), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off
Date); (ii) the interest of GMACM in any insurance policies in respect of the GMACM Initial Home Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made, with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by GMACM of consideration therefor as provided herein under clause (a) of Section 2.3.

(b) WG Trust, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the WG Trust Initial Home Loans (including the Cut-Off Date Principal Balances), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date); (ii) the interest of WG Trust in any insurance policies in respect of the WG Trust Initial Home Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made, with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by WG Trust of consideration therefor as provided herein under clause (a) of
Section 2.3.

               In addition, the Issuer shall deposit with the Indenture Trustee from proceeds of the issuance of the Securities on the Closing Date (i) the Original Pre-Funded Amount for deposit in the Pre-Funding Account and (ii) the Interest Coverage Amount for deposit in the Capitalized Interest Account.

(c) In connection with the conveyance by GMACM of the GMACM Initial Home Loans and any Subsequent Home Loans, GMACM further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the GMACM Initial Home Loans and on or prior to the related Subsequent Cut-Off Date in the case of such Subsequent Home Loans sold by it, to indicate in its books and


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records  that the GMACM  Initial  Home  Loans  have  been sold to the  Purchaser pursuant to this Agreement, and, in the case of the Subsequent Home Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement, and to deliver to the Purchaser true and complete lists of all of the Home Loans sold by GMACM specifying for each Home Loan (i) its account number and (ii) its Cut-Off Date Principal Balance or Subsequent Cut-Off Date Principal Balance. The Home Loan
Schedule indicating such information with respect to the Home Loans sold by GMACM shall be marked as Exhibit 1-A to this Agreement and is hereby incorporated into and made a part of this Agreement.

(d) In connection with the conveyance by WG Trust of the WG Trust Initial Home Loans and any Subsequent Home Loans, WG Trust further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the WG Trust Initial Home Loans and on or prior to the related Subsequent Cut-Off Date in the case of any Subsequent Home Loans sold by it, to indicate in its books and records that the WG Trust Initial Home Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of such Subsequent Home Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement. GMACM, as Servicer of the Home Loans sold by WG Trust, agrees to deliver to the Purchaser true and complete lists of all of the Home Loans sold by WG Trust specifying for each Home Loan (i) its account number and (ii) its Cut-Off Date Principal Balance or Subsequent Cut-Off Date Principal Balance. The Home Loan
Schedule indicating such information with respect to the Home Loans sold by WG Trust shall be marked as Exhibit 1-B to this Agreement and is hereby incorporated into and made a part of this Agreement.

(e) In connection with the conveyance by GMACM of the GMACM Initial Home Loans and any Subsequent Home Loans sold by it and the conveyance by WG Trust of the WG Trust Initial Home Loans and any Subsequent Home Loans sold by it, GMACM shall, (A) with respect to each related Home Loan, on behalf of the Purchaser deliver to, and deposit with the Custodian, at least five (5) Business Days before the Closing Date in the case of an Initial Home Loan, and, on behalf of the Issuer, three (3) Business Days prior to the related Subsequent Transfer Date in the case of a Subsequent Home Loan, the original Mortgage Note endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM) or, with respect to any Home Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit and (B) except as provided in clause (A) with respect to the Mortgage Notes, deliver the Mortgage Files to the Servicer.

        Within the time period for the review of each Mortgage Note set forth in
Section 2.2 of the  Custodial  Agreement,  if a material  defect in any Mortgage
Note is discovered which may materially and adversely affect the value of the related Home Loan, or the interests of the Indenture Trustee (as pledgee of the Home Loans), the Noteholders or the Certificateholders in such Home Loan, including GMACM's failure to deliver the Mortgage Note to the Custodian on behalf of the Indenture Trustee, GMACM shall cure such defect, repurchase the related Home Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Home Loans. If a material defect in any of the documents in the Mortgage File held by the Servicer is discovered which may materially and adversely affect the value of the related Home Loan, or the interests of the Indenture Trustee (as pledgee of the Home Loans), the Noteholders, or the Certificateholders in such Home Loan, including GMACM's failure to deliver such documents to the Servicer on behalf of the Indenture Trustee, GMACM shall cure such defect, repurchase the related Home Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Home Loans.

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        Upon sale of the Initial  Home Loans,  the  ownership  of each  Mortgage
Note, each related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to the Initial Home Loans that are prepared by or that come into the possession of either Seller, as a seller of the Initial Home Loans hereunder or by GMACM in its capacity as Servicer under the Servicing Agreement shall immediately vest in the Purchaser, and shall be promptly delivered to the Servicer and retained and maintained in trust by the Servicer (except for the Mortgage Notes, which shall be retained and maintained by the Custodian) at the will of the Purchaser, in such custodial capacity only. Each Seller's records will accurately reflect the sale of each Initial Home Loan sold by it to the Purchaser.

        The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 2.1.

(f) The parties hereto intend that the transactions set forth herein constitute a sale by the Sellers to the Purchaser of each of the Sellers' right, title and interest in and to their respective Initial Home Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, each Seller hereby grants to the Purchaser a security interest in all of such Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, payment intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Initial Home Loans and such other property, to secure all of such Seller's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute or authenticate such documents, including without limitation the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Initial Home Loans by the Purchaser on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the Purchaser's and its assignees' interests in each Initial Home Loan and the proceeds thereof. The Servicer shall file any such continuation, amendment or additional financing statements on a timely basis.

(g) In connection with the assignment of any Home Loan registered on the MERS(R) System, GMACM further agrees that it will cause, at GMACM's own expense, as soon as practicable after the Closing Date, the MERS(R) System to indicate that such Home Loan has been assigned by GMACM to the Indenture Trustee in accordance with this Agreement or the Trust Agreement for the benefit of the Noteholders by including (or deleting, in the case of Home Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY INDENTURE TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR


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INDENTURE  TRUSTEE]"  which  identifies  the Indenture  Trustee and (b) the code
"[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Notes issued in connection with such Home Loans. GMACM agrees that it will not alter the codes referenced in this paragraph with respect to any Home Loan during the term of this Agreement unless and until such Home Loan is repurchased in accordance with the terms of this Agreement.

Section 2.2    Sale of Subsequent Home Loans.

(a) Subject to the conditions set forth in paragraphs (b) and (c) below (the satisfaction of which (other than the conditions specified in paragraphs (b)(i), (b)(ii) and (b)(iii)) shall be evidenced by an Officer's Certificate of GMACM dated the date of the related Subsequent Transfer Date), in consideration of the Issuer's payment of the purchase price provided for in Section 2.3 on one or more Subsequent Transfer Dates using amounts on deposit in the Pre-Funding Account, each Seller may, on the related Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Issuer but subject to the other terms and provisions of this Agreement all of the right, title and interest of such Seller in and to (i) Subsequent Home Loans identified on the related Home Loan Schedule attached to the related Subsequent Transfer Agreement delivered by GMACM on such Subsequent Transfer Date (ii) all money due or to become due on such Subsequent Home Loan and all collections received on and after the related Subsequent Cut-Off Date and (iii) all items with respect to such Subsequent Home Loans to be delivered pursuant to Section 2.1 above and the other items in the related Mortgage Files; provided, however, that the Seller of a Subsequent Home Loan reserves and retains all right, title and interest in and to principal received and interest accruing on such Subsequent Home Loan prior to the related Subsequent Cut-Off Date. Any transfer to the Issuer by a Seller of Subsequent Home Loans shall be absolute, and is intended by the Issuer and such Seller to constitute and to be treated as a sale of such Subsequent Home Loans by such Seller to the Issuer. In the event that any such transaction is deemed not to be a sale, GMACM and WG Trust hereby grant to the Issuer as of each Subsequent Transfer Date a security interest in all of GMACM's or WG Trust's, as applicable, right, title and interest in, to and under all accounts, chattel papers, general intangibles, payment intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the related Subsequent Home Loans and such other property, to secure all of GMACM's or WG Trust's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute or authenticate such documents, including the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent Home Loan and the proceeds thereof. The Servicer shall file any such continuation, amendment or additional financing statements on a timely basis.

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        The  Issuer on each  Subsequent  Transfer  Date  shall  acknowledge  its acceptance of all right, title and interest to the related Subsequent Home Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

        The Issuer shall be entitled to all scheduled principal payments due on and after each Subsequent Cut-Off Date, all other payments of principal due and collected on and after each Subsequent Cut-Off Date, and all payments of interest on any related Subsequent Home Loans, minus that portion of any such interest payment that is allocable to the period prior to the related Subsequent Cut-Off Date.

(b) Either Seller may transfer to the Issuer Subsequent Home Loans and the other property and rights related thereto described in Section 2.2(a) above during the Pre-Funding Period, and the Issuer shall cause to be released funds from the Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i) such Seller or GMACM, as Servicer, shall have provided the Indenture Trustee and the Rating Agencies with a timely Addition Notice substantially in the form of Exhibit 3, which notice shall be given no later than seven Business Days prior to the related Subsequent Transfer Date, and shall designate the Subsequent Home Loans to be sold to the Issuer, the aggregate Principal Balance of such Subsequent Home Loans as of the related Subsequent Cut-Off Date, and any other information reasonably requested by the Indenture Trustee with respect to such Subsequent Home Loans;

(ii) such Seller shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Agreement substantially in the form of Exhibit 2, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.2(b) and in the related Subsequent Transfer
Agreement and (B) including a Home Loan Schedule listing the Subsequent Home Loans;

(iii) as of each Subsequent Transfer Date, as evidenced by delivery to the Indenture Trustee of the Subsequent Transfer Agreement in the form of Exhibit 2, the respective Seller shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency; and

(iv) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of the respective Seller to the Securityholders.

        In addition, GMACM shall have delivered to the Issuer, the Indenture Trustee an Opinion of Counsel with respect to certain bankruptcy matters relating to the transfers of Subsequent Home Loans, which Opinion of Counsel shall be substantially in the form of the Opinion of Counsel delivered to the Rating Agencies and the Indenture Trustee on the Closing Date regarding certain bankruptcy matters, within 30 days after the end of the Pre-Funding Period relating to all Subsequent Home Loans transferred to the Trust during the Pre-Funding Period and purchased from funds on deposit in the Pre-Funding Account.

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

        The obligation of the Issuer to purchase a Subsequent Home Loan on any Subsequent Transfer Date is subject to the following conditions: (i) each such Subsequent Home Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Agreement and this Agreement; (ii) neither Seller has selected such Subsequent Home Loans in a manner that it reasonably believes is adverse to the interests of the Noteholders; (iii) GMACM will deliver to the Indenture Trustee certain Opinions of Counsel described in
Section 2.2(b) and acceptable to the Indenture Trustee with respect to the conveyance of such Subsequent Home Loans; and (iv) as of the related Subsequent Cut-Off Date each Subsequent Home Loan will satisfy the following criteria: (A) such Subsequent Home Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (B) such Subsequent Home Loan must be secured by a mortgage in a first or second lien position; (C) such Subsequent Home Loan must have a CLTV at origination of no more than 110.00%; (D) such Subsequent Home Loan must have an original term to maturity of not more than 300 months and a remaining term to maturity which does not extend beyond November 1, 2026; (E) such Subsequent Home Loan must have a Loan Rate of not less than 6.00%; (F) such Subsequent Home Loan must have a principal balance not in excess of $50,000; (G) such Subsequent Home Loan may not have a credit score less than 580; (H) such Subsequent Home Loan may not be secured by a non-owner occupied investment property or secondary residence; (I) such Subsequent Home Loan must be underwritten in accordance with a full documentation underwriting program; and (J) following the purchase of such Subsequent Home Loans by the Issuer, as of each Subsequent Cut-Off Date, the Home Loans included in the Trust Estate (by aggregate Principal Balance) must have the following characteristics: (i) a weighted average Loan Rate of not less than 15.800%, (ii) the percentage of Home Loans secured by single family residences or residences located in PUDs may not be less than 91.75%, (iii) may not have a concentration in the State of California in excess of 25.00%, (iv) the percentage of Home Loans made to borrowers with a credit score less than 580 shall not exceed 2%, (v) will have a weighted average credit score (excluding Home Loans for which a credit score is not available) of at least 616, (vi) will have a weighted average CLTV at origination of not more than 104.75%, and (vii) the percentage of Home Loans that are REMIC Ineligible Loans shall not be less than 65%. Neither of the Sellers shall transfer Subsequent Home Loans with the intent to mitigate losses on Home Loans previously transferred.

(c) Within five Business Days after each Subsequent Transfer Date, GMACM shall deliver to the Rating Agencies, the Indenture Trustee a copy of the Home Loan Schedule reflecting the Subsequent Home Loans in electronic format.

Section 2.3    Payment of Purchase Price.

(a) The sale of the Initial Home Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Home Loans into the Trust Estate, the deposit of the Original Pre-Funded Amount and the Interest Coverage Amount into the Pre-Funding Account and the Capitalized Interest Account, respectively, and the issuance of the Securities. The purchase price (the "Purchase Price") for the GMACM Initial Home Loans to be paid by the Purchaser to GMACM on the Closing Date shall be an amount equal to $78,232,440.43 in immediately available funds, together with the Certificates, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price for the WG Trust Initial Home Loans to be paid by the Purchaser to WG Trust on the Closing Date shall be an amount equal to $47,494,934.28 in immediately available funds, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price paid for any Subsequent Home Loan by the Indenture Trustee from funds on deposit in the Pre-Funding Account, at the direction of the Issuer, shall be one-hundred percent (100%) of the Subsequent Cut-Off Date Principal Balance thereof (as identified on the Home Loan Schedule attached to the related Subsequent Transfer Agreement provided by GMACM).

(b) In consideration of the sale of the GMACM Initial Home Loans by GMACM to the Purchaser on the Closing Date, the Purchaser shall pay to GMACM on the Closing Date by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for the GMACM Initial Home Loans; provided, that such payment may be on a net funding basis if agreed by GMACM and the Purchaser. In consideration of the sale of any Subsequent Home Loan by GMACM to the Issuer, the Issuer shall pay to GMACM by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for each Subsequent Home Loan sold by GMACM.

(c) In consideration of the sale of the WG Trust Initial Home Loans by WG Trust to the Purchaser on the Closing Date, the Purchaser shall pay to WG Trust on the Closing Date by wire transfer of immediately available funds to a bank account designated by WG Trust, the amount specified above in paragraph (a) for the WG Trust Initial Home Loans; provided, that such payment may be on a net funding basis if agreed by WG Trust and the Purchaser. In consideration of the sale of any Subsequent Home Loan by WG Trust to the Issuer, the Issuer shall pay to WG Trust by wire transfer of immediately available funds to a bank account designated by WG Trust, the amount specified above in paragraph (a) for each Subsequent Home Loan sold by WG Trust.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

Section 3.1 Representations and Warranties. GMACM represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date (or if otherwise specified below, as of the date so specified):

(a)     As to GMACM:

(i) GMACM is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Home Loan;

(ii) GMACM has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement to which it is a party and all of the transactions contemplated under this Agreement and each such Subsequent Transfer Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) GMACM is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and any Subsequent Transfer Agreement by GMACM and its performance and compliance with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate GMACM's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of GMACM threatened, against GMACM or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of GMACM has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)    Reserved;

(vii) This Agreement and each Subsequent Transfer Agreement to which it is a party, constitutes a legal, valid and binding obligation of GMACM, enforceable against GMACM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of GMACM in and to the GMACM Initial Home Loans, including the Cut-Off Date Principal Balances with respect to the GMACM Initial Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the GMACM Initial Home Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of GMACM in and to the Subsequent Home Loans, including the Cut-Off Date Principal Balances of the Subsequent Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-Off Date Principal Balances and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by GMACM; and

(ix) GMACM is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of GMACM or its properties or might have consequences that would materially adversely affect its performance hereunder;

(b) As to each Initial Home Loan (except as otherwise specified below) as of the Closing Date, or with respect to each Subsequent Home Loan as of the related Subsequent Transfer Date (except as otherwise specified below):

(i) The information set forth in the Home Loan Schedule with respect to each Home Loan or the Home Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii) With respect to each of the WG Trust Initial Home Loans and the Subsequent Home Loans sold by WG Trust, as of each respective Prior Transfer Date: (A) the related Mortgage Note and the Mortgage had not been assigned or pledged, except for any assignment or pledge that had been satisfied and released, (B) immediately prior to the assignment of such Home Loans to Walnut Grove, GMACM had good title thereto and (C) immediately prior to such assignment, GMACM was the sole owner and holder of the Home Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Home Loan in a second lien position, the lien of the related first mortgage) of any nature and had full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Loan, to sell and assign the same pursuant to the Walnut Grove Purchase Agreement;

(iii) With respect to each of the GMACM Initial Home Loans or, as applicable, any Subsequent Home Loans sold by GMACM: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Home Loans to the Purchaser (or to the Issuer in the case of the Subsequent Home Loans sold by GMACM), GMACM had good title thereto and (C) GMACM is the sole owner and holder of the Home Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Home Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Loans, to sell and assign the same pursuant to this Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv) To the best of GMACM's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v) To the best of GMACM's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi) To the best of GMACM's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii) To the best of GMACM's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii) As of the Cut-Off Date or related Subsequent Cut-Off Date, no Home Loan was 30 days or more delinquent in payment of principal or interest;

(ix) With respect to the GMACM Initial Home Loans or, as applicable, any Subsequent Home Loans sold by GMACM, the related Mortgage File contains or will contain, in accordance with the definition of Mortgage File, each of the documents and instruments specified to be included therein in the definition of "Mortgage File" in Appendix A to the Indenture (it being understood that the Custodian maintains the Mortgage Note related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(x) To the best of the GMACM's knowledge, the related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

(xi) A title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Home Loan;

(xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii) As of the Cut-Off Date, no more than approximately 18.24% and 6.88% of the Home Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in California and Florida, respectively;

(xiv) As of the Cut-Off Date or Subsequent Cut-Off Date, the Combined Loan-to-Value Ratio for each Home Loan was not in excess of 110%;

(xv) As of the Cut-Off Date, not less than 67.73% of the Home Loans, by Cut-Off Date Principal Balance, are REMIC Ineligible Loans;

(xvi) GMACM has not transferred the GMACM Initial Home Loans to the Purchaser or any Subsequent Home Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvii)  Reserved;

(xviii) Within a loan type, and except as required by applicable law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xix) To the best knowledge of GMACM, the physical property subject to each Mortgage is free of material damage and is in acceptable repair;

(xx) GMACM has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

(xxi) As of the Cut-Off Date, not more than 89.28% (by Cut-Off Date Principal Balance) of the Home Loans are loans, described in Section 103(aa) of the Truth and Lending Act and subject to the Home Ownership and Equity Protection Act of 1994;

(xxii)  None of the Home Loans is a reverse mortgage loan;

(xxiii) No Home Loan has an original term to maturity in excess of 300 months;

(xxiv) All of the Home Loans are fixed rate and are fully amortizing. As of the Cut-off Date, the Loan Rates on the Home Loans range between 6.000% per annum and 17.990% per annum. The weighted average remaining term to stated maturity of the Home Loans as of the Cut-Off Date is approximately 239 months;

(xxv) (A) Each Mortgaged Property consists of a single parcel of real property with a single family or an individual condominium unit and (B) with respect to the Home Loans (a) approximately 6.19% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units, and (b) approximately 86.86% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon;

(xxvi) As of the Cut-Off Date no Initial Home Loan had a principal balance in excess of $50,000.00;

(xxvii) Approximately 99.87% of the Initial Home Loans, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;

(xxviii) A policy of hazard insurance and flood insurance, if applicable, was required from the Mortgagor for the Home Loan when the Home Loan was originated;

(xxix) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and, to the best of GMACM's knowledge, no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Home Loan;

(xxx) No instrument of release or waiver has been executed by GMACM or, to the best knowledge of GMACM, by any other person, in connection with the Home Loans, and no Mortgagor has been released by GMACM or, to the best knowledge of GMACM, by any other person, in whole or in part from its obligations in connection therewith;

(xxxi) With respect to each Home Loan secured by a second lien, either (a) no consent for such Home Loan was required by the holder or holders of the related prior lien, (b) such consent has been obtained and is contained in the related Mortgage File or (c) no consent for such Home Loan was required by relevant law;

(xxxii) As of any Subsequent Cut-Off Date, the percentage of Home Loans that are REMIC Ineligible Loans calculated by Cut-Off Date Principal Balance in the case of Initial Home Loans and Subsequent Cut-Off Date Principal Balance in the case of Subsequent Home Loans, is not less than 65%; and

(xxxiii) With respect to each Home Loan, to the extent permitted by applicable law, the related Mortgage contains a customary provision for the acceleration of the payment of the unpaid Principal Balance of the Home Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

               With respect to this Section 3.1(b), representations made by GMACM with respect to the WG Trust Initial Home Loans, made as of the Cut-Off Date or the Closing Date or with respect to the Subsequent Home Loans sold by WG Trust and made as of the Subsequent Cut-Off Date or the Subsequent Transfer Date, are made by GMACM in its capacity as Servicer. Representations made by GMACM with respect to the WG Trust Initial Home Loans or the Subsequent Home Loans sold by WG Trust and made as of any other date, are made by GMACM in its capacity as Seller.

               (c) WG Trust Representations and Warranties. WG Trust represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date:

               (i)    As to WG Trust:

(i) WG Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) WG Trust has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement to which it is a party and all of the transactions contemplated under this Agreement and each such Subsequent Transfer Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) WG Trust is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and any Subsequent Transfer Agreement by WG Trust and its performance and compliance with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate WG Trust's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which WG Trust is a party or which may be applicable to WG Trust or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of WG Trust threatened, against WG Trust or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of WG Trust has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi) This Agreement and each Subsequent Transfer Agreement to which it is a party constitutes a legal, valid and binding obligation of WG Trust, enforceable against WG Trust in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of WG Trust in and to the WG Trust Initial Home Loans, including the Cut-Off Date Principal Balances with respect to the WG Trust Initial Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the WG Trust Initial Home Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of WG Trust in and to the related Subsequent Home Loans, including the Cut-Off Date Principal Balances of the Subsequent Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-Off Date Principal Balances and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by WG Trust; and

(viii) WG Trust is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of WG Trust or its properties or might have consequences that would materially adversely affect its performance hereunder.

               (ii)   As to the WG Trust Initial Home Loans:

(i) With respect to the WG Trust Initial Home Loans or, as applicable, any Subsequent Home Loans sold by WG Trust: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of such Home Loans to the Purchaser (or to the Issuer in the case of the Subsequent Home Loans sold by WG Trust), WG Trust had good title thereto and (C) WG Trust is the sole owner and holder of the Home Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Home Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Loans, to sell and assign the same pursuant to this Agreement;

(ii) For each WG Trust Initial Home Loan or, as applicable, any Subsequent Home Loans sold by WG Trust, the related Mortgage File contains or will contain, in accordance with the definition of Mortgage File, each of the documents and instruments specified to be included therein in the definition of "Mortgage File" in Appendix A to the Indenture (it being understood that the Custodian maintains the Mortgage Note related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(iii) WG Trust has not transferred the WG Trust Initial Home Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv) No instrument of release or waiver has been executed by WG Trust in connection with the WG Trust Initial Home Loans, and no Mortgagor has been released by WG Trust, in whole or in part, from its obligations in connection therewith.

        (d) Remedies. Upon discovery by either Seller or GMACM or upon notice from the Purchaser, the the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of such Seller's or GMACM's respective representations or warranties in paragraphs (a) or (c)(i) above that materially and adversely affects the interests of the Securityholders, as applicable, in any Home Loan, GMACM or WG Trust, as applicable, shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Home Loan or a Related Document, either (A) repurchase such Home Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Home Loan, in each case in the manner and subject to the conditions and limitations set forth below.

        Upon discovery by either Seller or GMACM or upon notice from the Purchaser, the Issuer, GMACM, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of a Seller's or GMACM's representations or warranties in paragraphs (b) or (c)(ii) above, with respect to any Home Loan, or upon the occurrence of a Repurchase Event, that materially and adversely affects the interests of the Securityholders or the Purchaser in such Home Loan (notice of which shall be given to the Purchaser by the respective Seller or GMACM, if it discovers the same), notwithstanding such Seller's or GMACM's lack of knowledge with respect to the substance of such representation and warranty, such Seller or GMACM, as the case may be, shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Home Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Home Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Home Loan repurchased by such Seller or GMACM shall be deposited or caused to be deposited by the Servicer into the Custodial Account. Any purchase of a Home Loan due to a Repurchase Event shall be the obligation of GMACM.

        In furtherance of the foregoing, if GMACM or the Seller that repurchases or substitutes a Home Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, GMACM, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to GMACM or the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

        In the event that either Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, such Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note, endorsed as required under the definition of "Mortgage File" and shall deliver the other documents required to be part of the Mortgage File to the Servicer. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Payment Date, provided that a payment equal to the applicable Monthly Payment for such month in respect of the Deleted Loan has been received by the Issuer. For the month of substitution, distributions to the Note Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter such Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Home Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended Home Loan Schedule to the Owner
Trustee and the Indenture Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, GMACM shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (xiii), (xv), (xxi), (xxiv), (xxv)(B) and (xxvii) thereof and other than clauses (iii) and
(ix) thereof in the case of Eligible Substitute Loans substituted by WG Trust), and, if the Seller is WG Trust, WG Trust shall be deemed to have made the representations and warranties set forth in Section 3.1(c)(ii), in each case, as of the date of substitution, and the related Seller shall be deemed to have made a representation and warranty that each Home Loan so substituted is an Eligible Substitute Loan as of the date of substitution. In addition, GMACM shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer shall determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Note Payment Account in the month of substitution). Such Seller shall deposit the amount of such shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.

        Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall (i) release to such Seller or GMACM, as the case may be, the related Mortgage Note for the Home Loan being repurchased or substituted for , (ii) cause the Servicer to release to such Seller any remaining documents in the related Mortgage File which are held by the Servicer, and (iii) the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in such Seller or GMACM, as the case may be, or its respective designee such Home Loan released pursuant hereto and thereafter such Home Loan shall not be an asset of the Issuer.

        It is understood and agreed that the obligation of each Seller and GMACM to cure any breach, or to repurchase or substitute for any Home Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller and GMACM.

        It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer or the Custodian.

                                   ARTICLE IV

                               SELLERS' COVENANTS

Section 4.1 Covenants of the Sellers. Each Seller hereby covenants that, except for the transfer hereunder and, as of any Subsequent Transfer Date, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Home Loan, or any interest therein. Each Seller shall notify the Issuer (in the case of the Initial Home Loans, as assignee of the Purchaser), of the existence of any Lien (other than as provided above) on any Home Loan immediately upon discovery thereof; and each Seller shall defend the right, title and interest of the Issuer (in the case of the Initial Home Loans, as assignee of the Purchaser) in, to and under the Home Loans against all claims of third parties claiming through or under such Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if either Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

                                   ARTICLE V

                                    SERVICING

Section 5.1 Servicing. GMACM shall service the Home Loans pursuant to the terms and conditions of the Servicing Agreement and the Program Guide and shall service the Home Loans directly or through one or more sub-servicers in accordance therewith.

                                   ARTICLE VI

                         INDEMNIFICATION BY THE SELLERS
                         WITH RESPECT TO THE HOME LOANS

Section 6.1 Limitation on Liability of the Sellers. None of the directors, officers, employees or agents of either GMACM or WG Trust shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Subsequent Transfer Agreement. Except as and to the extent expressly provided in the Servicing Agreement, GMACM and WG Trust shall not be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders. GMACM, WG Trust and any director, officer, employee or agent of GMACM or WG Trust, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                  ARTICLE VII

                                   TERMINATION

Section 7.1 Termination. The obligations and responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may be amended from time to time by the parties hereto by written agreement.

Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)     if to the GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                          Attention:  Barry Bier, Senior Vice President
                          Re:  GMACM Home Loan Trust 2001-CL1;

(ii)    if to WG Trust:

                     Walnut Grove Mortgage Loan Trust 2001-A
                          c/o Wilmington Trust Company
                          1100 North Market Street
                          Wilmington, Delaware 19890
                      Attention: Walnut Grove Mortgage Loan
                                Trust 2001-A
                          Re:GMACM Home Loan Trust 2001-CL1;

(iii)   if to the Purchaser:

                    Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                          Re:  GMACM Home Loan Trust 2001-CL1;

(iv)    if to the Indenture Trustee:

                          Bank One, National Association
                          1 Bank One Plaza, Suite 1L1-0126
                          Chicago, Illinois 60670-0126
                  Attention: GMACM Home Loan Trust 2001-CL1; or

(v)     if to the Issuer:

                 c/o Wilmington Trust Company, as Owner Trustee
                          Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                          Re:  GMACM Home Loan Trust 2001-CL1;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of the GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7 Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention of the Parties. It is the intention of the parties hereto that the Purchaser will be purchasing on the Closing Date, and the Sellers will be selling on the Closing Date, the Initial Home Loans, rather than the Purchaser providing a loan to the Sellers secured by the Initial Home Loans on the Closing Date; and that the Issuer will be purchasing on each Subsequent Transfer Date, and the Sellers will be selling on each Subsequent Transfer Date, the related Subsequent Home Loans, rather than the Issuer providing a loan to the Sellers secured by the related Subsequent Home Loans on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat this transaction for federal income tax purposes as (i) a sale by the Sellers, and a purchase by the Purchaser, of the Initial Home Loans on the Closing Date and
(ii) a sale by the Sellers, and a purchase by the Issuer, of the related Subsequent Home Loans on each Subsequent Transfer Date. The Purchaser and the Issuer shall each have the right to review the Home Loans and the Related Documents to determine the characteristics of the Home Loans which will affect the federal income tax consequences of owning the Home Loans, and each Seller shall cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of this Agreement.

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the the Purchaser (and the Issuer with respect to the transfer of any Subsequent Home Loans), which consent shall be at the Purchaser's sole discretion (and the Issuer's sole discretion with respect to the transfer of any Subsequent Home Loans); provided, that each Seller may assign its obligations hereunder to any Affiliate of such Seller, to any Person succeeding to the business of such Seller, to any Person into which such Seller is merged and to any Person resulting from any merger, conversion or consolidation to which such Seller is a party. The parties hereto acknowledge that (i) the Purchaser is acquiring the Initial Home Loans for the purpose of contributing them to the GMACM Home Loan Trust 2001-CL1 and (ii) the Issuer is acquiring the Subsequent Home Loans for the purpose of pledging the Subsequent

Home Loans to the Indenture Trustee for the benefit of the Noteholders.
(b) As an inducement to the Purchaser and the Issuer to purchase the Initial Home Loans and to the Issuer to purchase any Subsequent Home Loans, each Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against each Seller pursuant to this Agreement insofar as such rights relate to the Initial Home Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against either Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against either Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against either Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10 Survival. The representations and warranties made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Initial Home Loans hereunder and any transfer of Subsequent Home Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11   Intentionally Omitted.

 .

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Home Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as
                          Purchaser



                      By: /s/ Barry Bier
                          ---------------------------------------
                          Name:  Barry Bier
                          Title:  Vice President



                      GMAC MORTGAGE CORPORATION,
                         as Seller and Servicer



                      By: /s/ Thomas J. O'Hara
                          ---------------------------------------
                          Name:  Thomas J. O'Hara
                          Title:  Senior Vice President



                      WALNUT GROVE MORTGAGE LOAN TRUST 2001-A, as Seller

                      By: WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but
                                  solely as
                                  Owner Trustee



                      By: /s/ Patricia A. Evans
                          ---------------------------------------
                          Name: Patricia A. Evans
                          Title: Senior Financial Services Officer









                       GMACM HOME LOAN TRUST 2001-CL1, as Issuer

                       By: WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely
                              as
                              Owner Trustee



                           By: /s/ Patricia A. Evans
                          Name: Patricia A. Evans
                          Title: Senior Financial Services Officer



                           BANK ONE, NATIONAL ASSOCIATION, as Indenture
                                     Trustee


                           By: /s/ Keith Richardson
                               ---------------------------------------
                               Name: Keith Richardson
                               Title: Vice President

                                    EXHIBIT 1

                               HOME LOAN SCHEDULE

                                    EXHIBIT 2

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent Transfer Agreement No. (the "Agreement"), dated as of , , between ___________________, as seller (the "Seller"), and GMACM Home Loan Trust 2001-CL1, as issuer (the "Issuer"), and pursuant to the loan purchase agreement dated as of November 29, 2001 (the "Home Loan Purchase Agreement"), among GMAC Mortgage Corporation, as a seller and servicer, Walnut Grove Mortgage Loan Trust 2001-A, as a seller, Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), the Issuer and Bank One, National Association, as indenture trustee (the "Indenture Trustee"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the home equity loans listed on the attached Schedule of Subsequent Home Loans (the "Subsequent Home Loans").

        Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the indenture dated as of November 29, 2001, between the Issuer and the Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Home Loans.
                      -----------------------------

        (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Home Loans, all principal received and interest accruing on the Subsequent Home Loans on and after the Subsequent Cut-Off Date, all monies due or to become due relating to such Subsequent Home Loans and all items with respect to the Subsequent Home Loans to be delivered pursuant to Section 2.2 of the Home Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Home Loans prior to the Subsequent Cut-Off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Home Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent Home Loans identified on the Home Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Home Loans, and other property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, payment intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Subsequent Home Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent Home Loan and the proceeds thereof.

        (b) The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Home Loan Purchase Agreement shall be borne by the Seller.

        (c)   Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.

        (a) The Seller hereby affirms the representations and warranties made by it and set forth in Section 3.1 of the Home Loan Purchase Agreement that relate to the Seller or the Subsequent Home Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Home Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Home Loan complies with the requirements of this Agreement and Section 2.2(c) of the Home Loan Purchase Agreement. GMACM, as Servicer of the Subsequent Home Loans hereby affirms the representations and warranties made by it regarding the Subsequent Home Loans as set forth in Section 3.1 of the Home Loan Purchase Agreement.

        (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

        (c) All terms and conditions of the Home Loan Purchase Agreement relating to the Subsequent Home Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Home Loan Purchase Agreement.

        Section 3. Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Subsequent Home Loans.

        Section 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5. Counterparts. This Instrument may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

     Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


                        GMAC MORTGAGE CORPORATION,
                           as Seller



                        By:
                            ---------------------------------------
                            Name:
                            Title:


                        GMACM HOME LOAN TRUST 2001-CL1, as Issuer

                        By: WILMINGTON TRUST COMPANY,
                               not in its individual capacity but solely
                               as
                               Owner Trustee



                        By:
                            ---------------------------------------
                            Name:
                            Title:



Attachments

A.      Additional terms of sale.
B.      Schedule of Subsequent Home Loans.
C.      Seller's Officer's Certificate.
D.      Seller's Officer's Certificate.

                                GMACM HOME LOAN TRUST 2001-CL1

                    ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

------------, ----


A.
      1.   Subsequent Cut-Off Date:
      2.   Pricing Date:
      3.   Subsequent Transfer Date:
      4.   Aggregate  Principal  Balance of the Subsequent Home Loans as of
           the Subsequent Cut-Off Date:
      5.   Purchase Price:                                    100.00%
B.
As to all Subsequent Home Loans:
      1.   Longest stated term to maturity:                              months
                                                              ----------
      2.   Minimum Loan Rate:                                            %
                                                              ----------
      3.   Maximum Loan Rate:                                            %
                                                              ----------
      4.   WAC of all Subsequent Home Loans:                             %
                                                              ----------
      5.   WAM of all Subsequent Home Loans:                             %
                                                              ----------
      6.   Largest Principal Balance:                         $
      7.   Non-owner occupied Mortgaged Properties:                      %
                                                              ----------
      8.   California zip code concentrations:                    % and      %
                                                              ----      ----
      9.   Condominiums:                                                 %
                                                              ----------
      10.  Single-family:                                                %
                                                              ----------
      11.  Weighted average term since origination:                     %
                                                              ----------
      12. Principal balance of Subsequent Home Loans with respect to $ which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13. Number of Subsequent Home Loans with respect to which the Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                    EXHIBIT 3

                             FORM OF ADDITION NOTICE



DATE:

Bank One, National Association             Moody's Investors Service, Inc.
1 Bank One Plaza, Suite IL1-0126           99 Church Street
Chicago, Illinois 60670-0126               New York, New York 10007


Standard & Poor's, a division of The       Wilmington Trust Company
McGraw-Hill Companies, Inc.                1100 North Market Street
26 Broadway                                Wilmington, Delaware 19890
New York, New York 10004-1064

                                           Fitch, Inc.
                                           One State Street Plaza
                                           New York, New York 10004


Re:  GMACM Home Loan Trust 2001-CL1

Ladies and Gentlemen:

        Pursuant to Section 2.2 of the home equity loan purchase agreement dated as of November 29, 2001 (the "Purchase Agreement"), among GMAC Mortgage Corporation, as a Seller and Servicer, Walnut Grove Mortgage Loan Trust 2001-A, as Seller, Residential Asset Mortgage Products, Inc., as Purchaser, GMACM Home Loan Trust 2001-CL1, as Issuer and Bank One, National Association, as Indenture Trustee, the Seller has designated the Subsequent Home Loans identified on the Home Loan Schedule attached hereto to be sold to the Issuer on , , with an aggregate Principal Balance of $ . Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of November 29, 2001, between the Issuer and the Indenture Trustee.

        Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                            Very truly yours,


                                            GMAC MORTGAGE CORPORATION,
                                               as Seller



                                            By:
                                                ----------------------------
                                                Name:
                                                Title:


ACKNOWLEDGED AND AGREED:

BANK ONE, NATIONAL ASSOCIATION,
    as Indenture Trustee



By:
    --------------------------------
    Name:
    Title:



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                                TABLE OF CONTENTS

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ARTICLE I         DEFINITIONS...............................................................2

        Section 1.1   Definitions...........................................................2

        Section 1.2   Other Definitional Provisions.........................................2

ARTICLE II        SALE OF HOME LOANS AND RELATED PROVISIONS.................................3

        Section 2.1   Sale of Initial Home Loans............................................3

        Section 2.2   Sale of Subsequent Home Loans.........................................6

        Section 2.3   Payment of Purchase Price.............................................9

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH......................10

        Section 3.1   Representations and Warranties.......................................10

ARTICLE IV        SELLERS' COVENANTS.......................................................19

        Section 4.1   Covenants of the Sellers.............................................19

ARTICLE V         SERVICING................................................................19

        Section 5.1   Servicing............................................................19

ARTICLE VI        INDEMNIFICATION BY THE SELLERS WITH RESPECT TO THE HOME LOANS............19

        Section 6.1   Limitation on Liability of the Sellers...............................19

ARTICLE VII       TERMINATION..............................................................20

        Section 7.1   Termination..........................................................20

ARTICLE VIII      MISCELLANEOUS PROVISIONS.................................................20

        Section 8.1   Amendment............................................................20

        Section 8.2   GOVERNING LAW........................................................20

        Section 8.3   Notices..............................................................20

        Section 8.4   Severability of Provisions...........................................21

        Section 8.5   Relationship of Parties..............................................21

        Section 8.6   Counterparts.........................................................22

        Section 8.7   Further Agreements...................................................22

        Section 8.8   Intention of the Parties.............................................22

        Section 8.9   Successors and Assigns; Assignment of This Agreement.................22

        Section 8.10  Survival.............................................................23

        Section 8.11  Intentionally Omitted................................................23
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EXHIBIT 1  HOME LOAN SCHEDULE

EXHIBIT 2  FORM OF SUBSEQUENT TRANSFER AGREEMENT

EXHIBIT 3  FORM OF ADDITION NOTICE



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